                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT No.)
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement               [ ] Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-11(c) or 240.14a-12

                         Adams Resources & Energy, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
         [X] No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and
             0-11.
         (1) Title of each class of securities to which transaction applies:
             Common Stock, $.10 par value
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
             4,217,596
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         (5) Total fee paid:

--------------------------------------------------------------------------------
         [ ] Fee paid previously with preliminary materials.
         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1) Amount Previously Paid:

--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         (3) Filing Party:

--------------------------------------------------------------------------------
         (4)  Date Filed:

                         ADAMS RESOURCES & ENERGY, INC.
                        4400 POST OAK PARKWAY SUITE 2700
                              HOUSTON, TEXAS 77027

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                 APRIL 25, 2001



To our Stockholders:

         Notice is hereby given that the Annual Meeting of Stockholders of Adams Resources & Energy, Inc. will be held at 4400 Post Oak Parkway, Suite 2700, Houston, Texas, Wednesday, April 25, 2001 at 11:00 a.m., Houston time, for the following purposes:

                  1. To elect a Board of nine Directors;

                  2. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The close of business on March 15, 2001 has been fixed as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

                                              By Order of the Board of Directors



                                              David B. Hurst
                                              Secretary

Houston, Texas
March 17, 2001

--------------------------------------------------------------------------------
                                    IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY. THE ENCLOSED RETURN ENVELOPE MAY BE USED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU CAN VOTE EITHER IN PERSON OR BY PROXY.

--------------------------------------------------------------------------------

                         ADAMS RESOURCES & ENERGY, INC.
                        4400 POST OAK PARKWAY, SUITE 2700
                              HOUSTON, TEXAS 77027

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 25, 2001

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Adams Resources & Energy, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders to be held at 4400 Post Oak Parkway, Suite 2700, Houston, Texas, on Wednesday, April 25, 2001, at 11:00 a.m., Houston time, and any and all adjournments thereof, for the purposes set forth in the foregoing notice of meeting. This Proxy Statement, together with the enclosed proxy, is being mailed to stockholders on or about March 22, 2001.

         The cost of solicitation of the proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited personally or by telephone or telegram by directors, officers and employees of the Company, and arrangements may be made with brokerage houses or other custodians, nominees and fiduciaries to send proxies and proxy material to their principals. Compensation and expenses of any such firms, which are not expected to exceed $1,000, will be borne by the Company.

         The enclosed proxy, even though executed and returned, may nevertheless be revoked at any time before it is voted by the subsequent execution and submission of a revised proxy, by written notice of revocation to the Secretary of the Company or by voting in person at the meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         At the close of business on March 15, 2001, the record date of those entitled to receive notice of and to vote at the meeting, the Company had outstanding 4,217,596 shares of Common Stock, $.10 par value ("Common Stock"). Holders of such stock will be entitled to one vote for each share of Common Stock held by them.

         The following table sets forth information regarding the number of shares of Common Stock of the Company held of record on March 15, 2001, by beneficial owners of more than five percent of the Common Stock, and by all officers and directors as a group. Unless otherwise indicated, each person named below has sole voting and investment power over all shares of Common Stock indicated as beneficially owned.

         NAME AND ADDRESS                                     BENEFICIAL                        PERCENT
         OF BENEFICIAL OWNER                                  OWNERSHIP                         OF CLASS
         -------------------                                 -----------                        --------
         K. S. Adams, Jr.                                     2,089,787(1) shares                 49.5%
         5 Post Oak Park Suite 2700
         Houston, TX  77027

         FMR Corp.                                              421,800(2) shares                 10.0%
         82 Devonshire St.
         Boston, MA 02109

         Dimensional Fund Advisors, Inc.                        212,200(3) shares                  5.0%
         1299 Ocean Ave 11th Floor
         Santa Monica, CA 90401

         Officers and Directors                               2,206,988    shares                 52.3%
         as a group (11 persons)

-----------------------
(1) Includes 1,644,275 shares owned by KSA Industries, Inc. ("KSAI"), 324,680 shares owned by Mr. Adams directly, 7,973 shares owned by Mrs. Adams, 112,859 shares held in trusts for Mr. Adams' grandchildren, of which Mr. Adams serves as the trustee.
(2)Based on information contained in a Schedule 13G filing dated February 1, 1999 as amended for 2001. Beneficial owners associated with FMR Corp. include Fidelity Management & Research Company, Fidelity Low-Priced Stock Fund, Edward
C. Johnson 3d and Abigail P. Johnson.
(3)Based on information contained in a Schedule 13G filing dated February 2, 2001.

                              ELECTION OF DIRECTORS

        Nine directors (constituting the entire Board of Directors) are to be elected at the Annual Meeting of Stockholders, each to hold office until the next Annual Meeting of Stockholders or until his or her successor is elected and qualified. All of the nominees for director named below, are now serving as director of the Company. It is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of the nominees listed below unless authorization to do so is withheld. The affirmative vote of the holders of a majority of the Common Stock represented in person or by proxy at the meeting is required for the election of directors. Stockholders may not cumulate their vote in the election of directors. Although the management of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation should occur prior to the meeting, the persons named in the accompanying proxy will vote for another nominee or nominees in accordance with their best unanimous judgment on such matters.

        The following table sets forth the names, ages, and principal occupations of the nominees for director, other directorships of public companies held by them, length of continuous service as a director and number of shares of Common Stock beneficially owned by each of them as of March 15, 2001. Except as otherwise noted, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

                                                                                                 SHARES OF COMMON
                                                                                                  STOCK BENEFICIALLY
                                           PRINCIPAL OCCUPATION                   DIRECTOR           OWNED AS OF
           NOMINEE AND AGE                    AND DIRECTORSHIPS                     SINCE          MARCH 15, 2001
   ---------------------------------      -------------------------               ---------       ----------------
K. S. Adams, Jr. (78)                     Chairman of the Board and                  1973           2,089,787(1)
                                          President the Company

E. C. Reinauer, Jr. (65)                  Agri-Business Consultant                   1973               8,473

Edward Wieck (77)                         Cattle & Land                              1976              13,688

E. Jack Webster, Jr. (80)                 Chairman & CEO of  Petrol
                                          Properties, Inc.; Director United          1985              15,189
                                          Missouri Bancshares, Inc. and
                                          Mid American Century Life Ins. Co.

Thomas S. Smith (50)                      Executive Vice President                   1986              50,151
                                          KSA Industries, Inc.

Richard B. Abshire (48)                   Vice President- Finance                    1986              13,200
                                          Of the Company

Claude H. Lewis (57)                      Vice President - Land                      1996              12,000
                                          Transportation and President
                                          of Service Transport Company

John A. Barrett (63)                      Partner - Fulbright & Jaworski, LLP        1997               3,000

Juanita G. Simmons (46)                   Vice President - Operations                1998               1,500
                                          Gulfmark Energy, Inc.

--------------------

(1) Includes 1,644,275 shares owned by KSA Industries, Inc., 324,680 shares owned by Mr. Adams directly, 7,973 shares owned by Mrs. Adams, 112,859 shares held in trusts for Mr. Adams' grandchildren, of which Mr. Adams serves as the trustee.

        All of the nominees for director have been engaged in the principal occupations indicated above for the last five years except Ms. Simmons. Previously, Ms. Simmons served as President of the Company's Ada Crude Oil Company subsidiary. The operations of Ada Crude Oil Company were combined into the Company's Gulfmark Energy, Inc. subsidiary effective January 1, 1998. There are no family relationships among the executive officers or directors of the Company except Mr. Smith, a son-in-law and Mr. Barrett, a first cousin of Mr. Adams.

        The Board of Directors held four meetings in 2000; each of the directors attended at least 75% of the meetings. Only those directors who are not employees of the Company or any of its subsidiaries or affiliates are entitled to receive a fee for their services as directors, or to be reimbursed for out-of-pocket expenses for attending meetings of the Board. Such directors each received a retainer for their services of $1,000 per quarter during 2000.

        The Board of Directors has a standing Audit Committee which met twice during the last fiscal year. The Audit Committee has the responsibility to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices of the Company and its subsidiaries and the sufficiency of the audits of all Company activities. This committee is the Board's agent in ensuring the integrity of financial reports of the Company and its subsidiaries, and the adequacy of disclosures to shareholders. The Audit Committee is the focal point for communication between other directors, the independent auditors, internal auditors and management as their duties relate to financial accounting, reporting, and controls. The Board of Directors also maintains a Finance Committee, which is responsible for reviewing the financial transactions of the Company involving any related parties. The Audit and Finance Committees are comprised of the outside directors, currently Messrs. Reinauer, Webster, Barrett and Wieck.

                            Audit and Other Services

        In addition to performing the audit of the Company's consolidated financial statements, Arthur Andersen LLP provided other services during 2000. The aggregate fees billed for 2000 Non-Audit and Audit services are set forth below:

        Non-Audit Services: State tax compliance assistance        $      20,254
        Audit Services:  Audit of the 2000 Consolidated
           Financial Statements                                          286,500
                                                                   -------------
                                 Total                             $     306,754
                                                                   =============

                          REPORT OF THE AUDIT COMMITTEE


April 25, 2001

To the Board of Directors:

        We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2000.

        We have discussed with the independent auditors the matters discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

        We have received and reviewed the written disclosures and the letter from the independent auditor required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

        Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.


                                                   E. C. Reinauer, Jr.
                                                   E. Jack Webster, Jr.
                                                   John A. Barrett
                                                   Edward Wieck

                               EXECUTIVE OFFICERS

        The following table provides information regarding the executive officers of the Company and its significant subsidiaries. The officers of the Company serve at the discretion of the Board of Directors of the Company, and officers of subsidiaries serve at the discretion of the Boards of Directors of the respective subsidiaries.

         NAME                                                             POSITION
K. S. Adams, Jr.                                          Chairman, President & Chief Executive Officer

Claude H. Lewis                                           Vice-President - Land Transportation, and
                                                            President of Service Transport Company(1)

Richard B. Abshire                                        Vice-President - Finance, and President of
                                                            Gulfmark Energy, Inc., and Adams Resources
                                                            Marketing GP, Inc.(1)

Lee A. Beauchamp                                          President of Ada Resources, Inc.(1)

James Brock Moore                                         President of Adams Resources Exploration
                                                            Corporation(1)

(1)        Each additional corporation listed is a subsidiary of the Company.

K. S. "BUD" ADAMS, JR. - was born in 1923 in Bartlesville, Oklahoma and graduated from Culver Military Academy, Culver, Indiana in 1940. He attended Menlo College and the University of Kansas engineering school until called to active Naval duty in 1944 serving as an aviation engineering officer on a PAC-Fleet aircraft carrier service unit. In 1947, Mr. Adams founded the Company's predecessor, Ada Oil Company, with its primary interest involving oil and gas exploration and production. Mr. Adams' personal holdings in oil and gas properties and real estate became the basis of the Company when it made its initial public offering in 1974. In addition to his involvement with Adams Resources & Energy, Inc., Mr. Adams' other business interests include farming, ranching and automobile dealerships, and he owns the National Football League franchise - Tennessee Titans.

CLAUDE H. LEWIS was born in Roaring Springs, Texas in 1943 and graduated from high school there in 1961. From 1961 through 1965, Mr. Lewis worked in the oil field as a welder, pumper and driver. In 1965, he joined the Prescon Corporation and became Manager of the Company's Greenville, South Carolina plant manufacturing post tension concrete products. In 1972, Mr. Lewis became a principal with Brazelton Brothers, Inc. Trucking and in 1974 he joined the Company as Personnel and Safety Director of Service Transport Company. He is currently this subsidiary's President, overseeing the Company's common carrier tank truck operation.

RICHARD B. ABSHIRE was born in Los Angeles, California in 1952 and graduated from high school in Westport, Connecticut in 1970. He received his B.B.A. degree (cum laude) in Finance from the University of Texas in 1974 and received an M.B.A. degree from the University of Texas in 1976. Following graduation until joining the Company in 1985, Mr. Abshire was employed by Arthur Andersen LLP. Mr. Abshire is a Certified Public Accountant in the State of Texas and in his capacity with the Company he oversees all accounting, finance and administrative functions, as well as the operations of the Company's Gulfmark Energy, Inc. and Adams Resources Marketing GP, Inc. subsidiaries.

LEE A. BEAUCHAMP was born in Baytown, Texas in 1952 and graduated from high school there in 1971. He received his B.B.A. degree in Marketing from Texas A&M University in 1975. Following his December graduation, Mr. Beauchamp joined the Company in January, 1976. He has spent his entire career in different management positions of Ada Resources, Inc. He now serves as President of this subsidiary, which is responsible for the distribution of lube oils and motor fuels into the retail and industrial markets.

JAMES BROCK MOORE III was born in Cleveland, Texas in 1940. He attended St.
       Thomas High School in Houston, Texas, graduating in 1959. He received his B.S. Degree in Mechanical Engineering from the University of Houston in 1964. Following graduation he was employed by Texaco, Inc. in various engineering capacities. He joined Cabot Corporation in 1978 as Manager of Engineering of the oil and gas division, serving in that capacity until 1982 when he joined Texas Gas Exploration Corporation as Vice President of Operations and Engineering. From 1989 to 1996 Mr. Moore was Vice President of Operations for Energy Development Corp. He accepted the position of Senior Vice President with the Company in 1997 and was promoted to President in 1998. In his capacity with the Company, Mr. Moore oversees all oil and gas exploration and production operations.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the compensation of the Company's Chief Executive Officer and each of its other executive officers whose annual salary and bonus exceeded $100,000 during the three fiscal years ending December 31, 2000, 1999 and 1998. There were no stock options granted by the registrant during the periods presented.

                                                              ANNUAL
                                                         COMPENSATION
          NAME AND                                       ------------                 OTHER
     PRINCIPAL POSITION             YEAR             SALARY         BONUS          COMPENSATION(1)
-----------------------------       ----             ------         -----          ---------------
K. S. Adams, Jr.
    Chief Executive Officer          2000          $ 145,213     $ 175,000            $   4,738
                                     1999          $ 135,405     $  25,000            $   5,753
                                     1998          $ 140,022     $  25,000            $   2,283

Claude H. Lewis                      2000          $ 126,029     $  65,000            $   5,906
    President of  Service            1999          $ 125,929     $ 100,000            $   5,560
    Transport Company                1998          $ 126,611     $  40,000            $   2,171

James Brock Moore III                2000          $ 141,261     $  30,000            $   2,827
    President of Adams               1999          $ 126,930     $   -                $   2,696
    Resources Exploration            1998          $ 130,645     $   -                $     873
    Corporation

Richard B. Abshire                   2000          $ 204,961     $ 195,000            $  10,417
    President of Gulfmark            1999          $ 126,699     $ 175,000            $   6,012
    Energy, Inc. and Adams           1998          $ 131,658     $  25,000            $   2,233
    Resources Marketing GP, Inc.

------------------------
     (1) Each of the amounts in this column are matching contributions by the Company in the Company's401(k) savings plan.

        Certain officers are entitled to receive deferred compensation in monthly payments for a period of 15 years after reaching 65 years of age. Such amounts currently being paid to Mr. Adams total $1,284 per month. Mr. Lewis is entitled to $318 per month under this program upon attaining age 65.

                                PERFORMANCE GRAPH

         The performance graph shown below was prepared under the applicable rules of the Securities and Exchange Commission based on data supplied by Standard & Poor's Compustat. The purpose of the graph is to show comparative total shareholder returns for the Company versus other investment options for a specified period of time. The graph was prepared based upon the following assumptions:

         1. $100 was invested on December 31, 1995 in the Company's common stock, the S&P500 Index, and an index of Integrated Domestic Oil Companies.

         2.    Dividends are reinvested on the ex-dividend dates.

         Note: The stock price performance shown on the graph below is not necessarily indicative of future price performance.

--------------------------------------------------------------------------------
                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
 Among Adams Resources & Energy, Inc., S&P 500 Index and S&P Integrated Domestic
                                  Oil Companies
--------------------------------------------------------------------------------

                                                   INDEXED RETURNS
                                      ------------------------------------------
                               Base                  Years Ending
                              Period  ------------------------------------------
Company/Index                 Dec 95  Dec 96   Dec 97   Dec 98   Dec 99   Dec 00
-------------                 ------  ------   ------   ------   ------   ------
Adams Resources &
  Energy Inc. ................  100   173.15   204.55    82.97   124.05   206.42
S&P 500 Index ................  100   122.96   163.98   210.85   255.21   231.98
Oil (Domestic Integrtd)-500 ..  100   126.47   150.47   122.16   151.68   177.36

                             COMPENSATION PHILOSOPHY

         The Board of Directors and management believe it is in the best interest of the Company's shareholders, employees, suppliers and customers to balance the need to reinvest available cash flow to build the Company's equity base with the need to attract and retain key employees. As such, executive compensation has been held to the level required to retain key employees. Annual bonuses are subject to the discretion of the Board of Directors and are generally determined based on a percentage of earnings from operations. As the beneficial owner of 49.5% of the Company's common stock, Mr. Adams is particularly aware of the need to balance shareholders' return with executive compensation.

                        TRANSACTIONS WITH RELATED PARTIES

         SAKCO, Ltd. ("SAKCO"), Kenada Oil & Gas, Ltd ("Kenada") and KASCO, Ltd. ("KASCO"), family limited partnerships of which Mr. K. S. Adams, Jr., Chairman and President, is a limited partner, Sakdril, Inc. ("Sakdril"), a wholly owned subsidiary of KSA Industries Inc. and certain officers and members of the Board of Directors of the Company have participated as working interest owners in certain oil and gas wells administered by the Company. Sakco, Kenada, Kasco, Sakdril and the officers and directors participated in each of the wells and programs under terms no better than those afforded the other non-affiliated working interest owners. Associated with this activity, as of December 31, 2000, the Company was owed $76,000 from these related parties and the Company owed $339,000 to these related parties.

         David B. Hurst, Secretary of the Company, is a partner in the law firm of Chaffin & Hurst. The Company has been represented by Chaffin & Hurst since 1974 and plans to use the services of that firm in the future. Chaffin & Hurst currently leases office space from the Company. Such transactions with Chaffin & Hurst are on the same terms as those prevailing at the time for comparable transactions with unrelated entities.

         The Company also enters into certain transactions in the normal course of business with other affiliated entities. These transactions with affiliated companies are on the same terms as those prevailing at the time for comparable transactions with unrelated entities.

                    RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

         At its Annual Meeting on April 25, 2001, the Board of Directors intends to appoint Arthur Andersen LLP, independent public accountants, to audit the financial statements of the Company for the year ending December 31, 2001. Arthur Andersen LLP has audited the Company's financial statements since 1974. A representative of Arthur Andersen LLP will be present at the Annual Meeting of Stockholders and will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions. The Company's Audit Committee has recommended the reappointment of Arthur Andersen LLP.

                          PROPOSALS OF SECURITY HOLDERS

         Any proposal to be presented by any stockholder at the 2002 Annual Meeting of Stockholders must be received by the Company prior to December 15, 2001.

                                 OTHER BUSINESS

         The Company knows of no matters to be presented for consideration at the meeting other than those described above. If other matters are properly presented to the meeting for action, it is intended that the persons named in the accompanying proxy, and acting pursuant to authority granted thereunder, will vote in accordance with their best unanimous judgment on such matters.


                                            By Order of the Board of Directors



                                            David B. Hurst
                                            Secretary

Houston, Texas
March 17, 2001

                         ADAMS RESOURCES & ENERGY, INC.
                ANNUAL MEETING OF STOCKHOLDERS -- APRIL 25, 2001

                     PROXY SOLICITED BY BOARD OF DIRECTORS

     The undersigned hereby appoint(s) K.S. Adams, Jr. and R.B. Abshire and each of them lawful attorneys and proxies of the undersigned with full power of substitution for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Stockholders of the Company to be held at 4400 Post Oak Parkway, Suite 2700, Houston, Texas on Wednesday, April 25, 2001, at 11:00 a.m. and any adjournments thereof, and to vote thereat the number of shares the undersigned would be entitled to vote if personally present:


                         (TO BE SIGNED ON REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                         ADAMS RESOURCES & ENERGY, INC.

                                 APRIL 25, 2001

              o Please Detach and Mail in the Envelope Provided o

A [X]  PLEASE MARK YOUR
       VOTES AS IN THIS
       EXAMPLE USING
       DARK INK ONLY.

                   FOR
               all nominees
                  listed         WITHHELD
1. Election        [ ]              [ ]      NOMINEES:  K.S. Adams, Jr.       T.S. Smith
   of                                                   J.A. Barrett          E. Wieck
   Directors                                            C.H. Lewis            E.J. Webster, Jr.
                                                        E.C. Reinauer, Jr.    R.B. Abshire
For all nominees listed (except marked                  J.G. Simmons
to the contrary below)
                                                                           The undersigned hereby revokes any proxy or
--------------------------------------                                     proxies heretofore given to vote such shares.

                                                                           THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED
                                                                           IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.
                                                                           IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
                                                                           FOR THE PROPOSAL (1) AND IN ACCORDANCE WITH THE
                                                                           JUDGMENT OF THE PERSONS VOTING THE PROXY WITH
                                                                           RESPECT TO OTHER MATTERS WHICH MAY PROPERLY BE
                                                                           PRESENTED AT THE MEETING.

                                                                           PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.

SIGNATURES ___________________________________________ DATE ________________

NOTE: Your signature should be as your name appears hereon. When signing in a fiduciary or representative capacity, please show your full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.